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                                                                                                                   EXHIBIT T1A (VII)

                                                                                    Board of Governors of the Federal Reserve System
                                                                                    OMB Number: 7100-0036
                                                                                    Federal Deposit Insurance Corporation
                                                                                    OMB Number: 3064-0052
                                                                                    Office of the Comptroller of the Currency
                                                                                    OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                                  Expires March 31, 2002
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                                                                                    Please refer to page i, Table of Contents,
                                                                                    for the required disclosure of estimated
                                                                                    burden.
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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


REPORT AT THE CLOSE OF BUSINESS MARCH 31, 2001                                    (19980930)
                                                                                  ----------
                                                                                  (RCI 9999)

This report is required by law; 12 U.S.C.ss.324 (State  member             This report form is to be filed by banks with branches
banks); 12 U.S.C.ss.1817 (State nonmember  banks); and 12 U.S.C.           and consolidated subsidiaries in U.S. territories and
ss.161 (National banks).                                                   possessions, Edge or Agreement subsidiaries, foreign
                                                                           branches, consolidated foreign subsidiaries, or
                                                                           International Banking Facilities.


NOTE: The Reports of Condition  and Income must be signed by an            The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested            accordance with Federal regulatory authority
to by not less than two directors (trustees) for State nonmember           instructions.
banks and three directors for State member and National Banks.
                                                                           We, the undersigned directors (trustees), attest to the
I,  Gerald A. Ronning, Executive VP & Controller                           correctness of this Report of Condition (including the
   ---------------------------------------------                           supporting schedules) and declare that it has been
     Name and Title of Officer Authorized to Sign Report                   examined by us and to the best of our knowledge and
                                                                           belief has been prepared in conformance with the
                                                                           instructions  issued by the
Of the named bank do hereby declare that these Reports of
appropriate Federal regulatory authority and is true and
Condition and Income (including the supporting schedules) have correct. been prepared in conformance with the instructions
issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.
                                                                             /s/ Youssef Nasr
                                                                          ----------------------------------------------------------
                                                                          Director (Trustee)

   /s/ Gerald A. Ronning                                                     /s/ Bernard J. Kennedy
------------------------------------------------------------              ----------------------------------------------------------
Signature of Officer Authorized to Sign Report                            Director (Trustee)

             05/14/01
------------------------------------------------------------              /s/ Sal H. Alfieri
Date of Signature                                                         ----------------------------------------------------------
                                                                          Director (Trustee)

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SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income                 For electronic filing assistance, contact EDS Call report
either:                                                                    Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
                                                                           telephone (800) 255-1571.

(a)  in electronic form and then file the computer data file
     directly with the banking agencies' collection agent,                 To fulfill the signature and attestation requirement for
     Electronic Data System Corporation (EDS), by modem or                 the Reports of Condition and Income for this report date,
     computer diskette; or                                                 attach this signature page to the hard-copy of the
                                                                           completed report that the bank places in its files.

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.


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FDIC Certificate Number           0   0    5   8   9
                                  ------------------
                                    (RCRI 9030)

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http://WWW.BANKING.US.HSBC.COM                                             HSBC Bank USA
-----------------------------------------------------------                ---------------------------------------------------------
      Primary Internet Web Address of Bank (Home Page),                    Legal Title of Bank (TEXT 9010)
      if any (TEXT 4087)
      (Example:  www.examplebank.com)                                      Buffalo
                                                                           ---------------------------------------------------------
                                                                           City (TEXT 9130)

                                                                           N.Y.                                 14203
                                                                           ---------------------------------------------------------
                                                                           State Abbrev. (TEXT 9200)         ZIP Code (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency
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